EQUITY MEDIA HOLDINGS CORPORATION Overview Materials on Our Business and Strategic Plan August 2007

Forward-Looking Statements Disclosure
This presentation includes forward–looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995 about Equity Media Holdings
Corporation (“Equity Media”) and its business.  Forward–looking statements are statements that are not historical facts.  Such forward–looking statements, based upon the current beliefs and expectations of Equity Media’s management, are subject to risks and uncertainties which could cause actual results to differ from the forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward–looking statements:
business conditions; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; fluctuations in audience viewing and listening habits or demands; management of rapid growth; intensity of competition from other providers; as well as other risks detailed in Equity Media’s filing with the Securities and Exchange Commission (“SEC”), including the definitive proxy statement/prospectus, dated March 16, 2007 and its reports on Form 10-KSB and
10–QSB.  The information set forth herein should be read in light of such risks.
Statements contained herein describing documents and agreements are summaries only and such summaries are qualified in their entirety by reference to such documents and agreements.  Equity Media assumes no obligation to update the information contained in this presentation.

EQUITY MEDIA HOLDINGS CORPORATION

Equity Media Holdings Corporation
Who We Are
Media Assets: Three Businesses
Broadcast Stations
Spectrum Holdings
Broadcast Services
Equity Media Holdings Corporation is a growing integrated media holdings company with multiple sources of revenue and value
Equity Broadcasting
Corporation
(“EBC”)
C.A.S.H. System
&
Retro Television Network

Equity Media Holdings Corporation
Sources of Revenue and Value
Broadcast Stations
Spectrum Holdings
Broadcast Services
Spanish
Language
Stations
English
Language
Stations
121¹
TV Stations,
Permits and Licenses
C.A.S.H. System
Retro Television
Network
Combined English and Spanish
language markets represent
coverage of approximately 32% of
the U.S. population through 41
DMAs¹
Second largest affiliate of top
ranked Spanish language networks,
Univision and TeleFutura²
Equity Media is
one of the largest
owners of
television
spectrum in the
U.S. through its
121¹
television
stations, licenses
and permits
Our 480-680 MHz
band is the
adjoining
spectrum to the
700 MHz band
which is to be
sold in an
upcoming FCC
auction
Capability to launch
multiple localized networks
such as Retro Television
Network (“RTN”) in all 210
U.S. TV markets and in
international markets
Our
Central Automated Satellite Hub
(“C.A.S.H.”) system is a
proprietary delivery technology
that enables a low cost
operational structure for EBC and
3rd
party clients
EBC
1. Note: includes 2 New York City stations under contract
2. Source: Univision and TeleFutura rankings per Univision website

Equity Media Holdings Corporation
Historical Review
Founded in 1998, the Company’s historical focus was on building and aggregating a portfolio of 121¹
television stations, licenses and permits
Station assets include 23 full power stations, 38 Class A stations and 60 low power stations¹
Of these stations 63 are network affiliates¹
Stations are in 41 markets that represent more than 32% of the U.S.
population¹
Majority of stations have been launched in the last 3 years
Long-term relationship with Univision
Univision owns approximately 8% of Equity Media
15-year affiliation agreements with Univision
Affiliation agreements include 15 television stations in the top 75
Hispanic markets in the U.S.
1. Note: includes 2 New York City stations under contract

Equity Media Holdings Corporation
Historical Review (Cont’d)
In September 2005, Coconut Palm Acquisition Corp (“CPAC”), a blank check company, raised gross proceeds of approximately $69 million through its IPO via the sale of 11.5 million units
Units consisted of one share of common stock and two warrants, offered at $6.00 per unit
23 million warrants outstanding at an exercise price of $5.00 and expire on September 7, 2009
All warrants can be called if stock trades at or above $8.50 for
20 of 30 consecutive trading days
Total potential warrant proceeds of $115 million
On April 7, 2006, CPAC entered into a definitive agreement to acquire all of the outstanding shares of capital stock of Equity Broadcasting
Corporation
On March 30, 2007, the merger was completed and the company was subsequently renamed Equity Media Holdings Corporation
Equity Media listed on the NASDAQ in April 2007 and trades under the ticker: EMDA

BROADCAST STATIONS - EBC

Broadcast Stations - EBC
Mission Statement
Our goal is to be a leading operator
Our goal is to be a leading operator
of Spanish and English language
of Spanish and English language
television stations in the U.S. …
television stations in the U.S. …
and through industry proven management,
and through industry proven management,
proprietary systems and our low cost
proprietary systems and our low cost
operational infrastructure …
operational infrastructure …
maximize the revenue and profitability
maximize the revenue and profitability
of our existing station portfolio
of our existing station portfolio
and of acquired content properties
and of acquired content properties
and stations.
and stations.

10 Broadcast Stations - EBC Investment Thesis EBC’s Business Focus Then Now Aggregating Stations and Developing Systems Operator, Maximizing Revenue and Profit

Broadcast Stations - EBC
Management Initiatives
Revenue growth and profitability will be achieved through the following initiatives that are being implemented by Tom Arnost, EBC’s new president and CEO, who is also the former Co-President of Univision Television
Group
Adding experienced managers in local markets
Increasing rate cards to reflect appropriate market values that take into account significantly enhanced distribution
Implementing state-of-the-art software, Matrix and OSI, to help maximize sales and spot inventory performance
Upgrading syndicated programming for English language stations
Enhancing cable and satellite distribution
Improving station level controls
Hiring and training new personnel and expanding sales staffs
Reviewing and adjusting compensation packages, commission
structures and internal policies
Terminating LMAs (local management agreements)
Developing secondary markets
Pursuing strategic acquisitions
Fully developing the branding and sales potential of RTN stations

KQUP Spokane
KUSE-LP Seattle
KLMN Great Falls
KMMF Missoula
KBTZ Butte
KTVC Eugene
WTMS-CA Minneapolis/St. Paul
WUMN-CA Minneapolis/St. Paul
WMQF Marquette
WNYI Syracuse
WNGS Buffalo
WUHQ-LP Grand Rapids
W[illegible]-CA Detroit
WBQM-LP New York
WMBQ-CA New York
KCBU Salt Lake City
KUTF Salt Lake City
KRRI-LP Reno
KELM-LP Reno
KDEV Denver/Cheyenne
KKTU-LP Cheyenne/Scottsbluff
KTUW Cheyenne/Scottsbluff
KWWF Cedar Rapids
KUKC-LP Kansas City
WBLU-LP Lexington
KWBM Springfield
KBNY Las Vegas
KEGS Las Vegas
KEGS-CA Las Vegas
KIMG-LP Los Angeles
KEAT-LP Amarillo
KEYU Amarillo
KAMT-LP Amarillo
KWDW-LP OKC
KUOK OKC
KUOK-CA OKC
KUTU-CA Tulsa
KJBW-CA Ft. Smith/Fayetteville
KPBI-TV Eureka Springs
KFDF-CA Ft. Smith/Fayetteville
KPBI-CA Ft. Smith/Fayetteville
WGAP-LP Nashville
K64GH Wichita Falls/Lawton
KTWW-LP Wichita Falls/Lawton
KUWF-LP Wichita Falls/Lawton
K32GH Ft. Smith
KWBF Little Rock
KLRA-CA Little Rock
KHUG-CA Little Rock
WYGA-CA Atlanta
K55JY Monroe/El Dorado
WJMF-CA Jackson
WJXF-LP Jackson
KUTW-LP Waco
WDTH-LP Dothan
WBIF Panama City
RTN
Univision
My Network
Fox
Telefutura
ABC
LatTV
Other

Equity Media Holdings Corporation

12 Broadcast Stations - EBC National Footprint and Platform Large station reach via O&O’s + cable DBS coverage = 32%¹ of U.S. Population 1. Note: includes 2 New York City stations under contract

Minneapolis, MN
Sryacuse, NY
Detroit, MI
Salt Lake City, UT
Kansas City, KS
Nashville, TN
Tulsa, OK
Oklahoma City, OK
Ft. Smith /
Fayetteville, AR
Amarillo, TX
Wichita Falls, TX
Little Rock, AR
Waco, TX
Jackson, MS
Jacksonville, FL
Fort Myers /
Naples, FL

Equity Media Holdings Corporation

13 Broadcast Stations - EBC Primary Spanish Language Affiliates EBC’s primary Spanish language affiliates are comprised of 16 Univision and 3 TeleFutura affiliates

Broadcast Stations - EBC
Our Growing U.S. Hispanic Markets
2007
Hispanic Market Rank DMA
2007 vs. 2001
Hispanic TVHH % Growth
58 NASHVILLE 169%
36 FORT MYERS / NAPLES 120%
47 MINNEAPOLIS / ST.PAUL 85%
69 TULSA 85%
51 KANSAS CITY 63%
52 OKLAHOMA CITY 62%
91 LITTLE ROCK 51%
62 JACKSONVILLE 45%
32 SALT LAKE CITY 43%
49 AMARILLO 31%
41 DETROIT 27%
44 WACO / TEMPLE / BRYAN 21%
Hispanic TVHH1
Growth 2001-20072
1. Note: TVHH = Television households
2. Source: Nielsen and data is based on 2001 Top 100 Hispanic DMA's

Broadcast Stations - EBC
Superior Growth Opportunity
EBC’s primary Hispanic emerging markets
EBC’s primary Hispanic emerging markets
grew by 43%
grew by 43%
from 2001 to 2006,
from 2001 to 2006,
while the top 10 Hispanic U.S. markets grew
while the top 10 Hispanic U.S. markets grew
by 21%
by 21%
over the same period¹
over the same period&sup1;
1
1.  Source: Nielsen 2001, 2006 Universe Estimates and data is based on TVHH (Television households)

Broadcast Stations - EBC
Advertisers are Targeting Hispanics In-Language
Dollars by Category 2002 2006 % Change
Automotive
Retail
Communications
Government, Politics and Org.
Restaurants
Transportation/Hotels/Resorts
TOTAL (All Categories)
$192,600,000
$101,514,500
$46,842,500
$102,843,800
$68,245,900
$17,881,100
$864,771,200
$334,375,500
$157,295,000
$153,436,500
$129,647,900
$86,492,900
$21,036,300
$1,461,407,200
+74%
+55%
+228%
+26%
+27%
+18%
+69%
Estimated Expenditures on Spanish Language Spots¹
2002 & 2006 Calendar Year Dollars by Category on Measured Spanish Language TV (Available in 20 Markets)
1. Source: TNS-MI Strategy Jan-Dec 2002 &  2006

$1,409
$1,710
$1,890
$2,130
$2,220
$2,463
$2,700
$3,001
$3,211
$3,432
$3,655
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006E
2007E

Equity Media Holdings Corporation

Broadcast Stations - EBC
U.S. Hispanic Market Opportunity
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
U.S. Hispanic Buying Power¹
0
31%
64%
99%
143%
196%
0
110%
190%
300%
450%
47%
0%
200%
400%
600%
2002 2007 2012E 2017E 2022E 2027E
Non-Hispanic Hispanic
1. Source: Global Insight –2007 Hispanic Market Monitor
2. Source: Hispanic Business Inc, The U.S. Hispanic Media Market, 1999-2005, 2000-2007
U.S. Hispanic Advertising Forecast²
U.S. Hispanic Buying Power
($ in billions)
2002 $576
2007 $845
2012 $1,211
2017 $1,668
2022 $2,302
2027 $3,164
CAGR: 10.0%
($ in millions) (Projected % growth from 2002)
3. Source; Nielsen Media Research, 2006
4. Source: U.S. Census Bureau, 2004
The U.S. Hispanic population (41
million) represents approximately 14%
of the U.S. population³
U.S. Hispanic population is
expected to grow at five times the
rate of the non-Hispanic
population
4
Advertisers are responding to powerful
demographic trends by dedicating
more dollars to Spanish language
media

Equity Media Holdings Corporation

CRISTINA

SABADO GIGANTE

NOTICIERO UNIVISION

Equity Media Holdings Corporation

Broadcast Stations - EBC
Premier Hispanic Programming
Exclusive agreement with
Univision
Highest-rated programming
No cash costs for
programming
15-year affiliation agreements
Strong local news programming
Brands stations in local
markets
Relevant community-based
content
Creates opportunity to
participate in political buys

Broadcast Stations - EBC
Our Primary Hispanic Market Opportunity
Our primary Hispanic markets generate a total of approximately $1.9 billion in TV ad revenues¹
$135
$121
$114
$88
$77
$59
$48
$47
$34
$25
$21
$176
$160
$153
$383
$296
$-
$50
$100
$150
Detroit, MI Minneapolis,
MN
Kansas City,
KS
Salt Lake
City, UT
Nashville,
TN
Jacksonville,
FL
Oklahoma
City, OK
Fort Myers /
Naples, FL
Tulsa, OK Little Rock,
AR
Syracuse,
NY
Waco, TX Jackson, MS Ft. Smith /
Fayetteville,
AR
Amarillo, TX Wichita
Falls, TX
1. Source: BIA data for 2006 market TV ad revenue
($ in millions)
2006 Total Market TV Ad Revenue¹

Seattle, WA
Eugene, OR
Reno, NV
Salt Lake City, UT
Cheyenne, WY
Scottsbluff, NE
Denver, CO
Las Vegas, NV
Los Angeles, CA
Amarillo, TX
Oklahoma City, OK
Fort Smith, AR
Little Rock, AR
Wichita Falls, TX
Grand Rapids, MI
New York City, NY
Atlanta, GA
Jackson, MS
Gainesville, FL
West Palm Beach, FL
Ft. Myers, FL

Equity Media Holdings Corporation

20 Broadcast Stations - EBC Secondary Spanish Language Affiliates EBC’s secondary Spanish language affiliates are comprised of 20 LAT TV and 2 MTV Tr3s affiliates

Broadcast Stations - EBC
Our Secondary Hispanic Market Opportunity
$121
$116
$114
$77
$49
$47
$34
$30
$25
$21
$21
$9
$536
$337
$324
$238
$160
$1,775
$1,544
$148
$-
$50
$100
$150
Los Angeles,
CA
New York
City, NY
Atlanta, GA Denver, CO Seattle, WA Las Vegas, NV Salt Lake City,
UT
West Palm
Beach, FL
Oklahoma
City, OK
Grand Rapids,
MI
Fort Myers, FL Little Rock,
AR
Reno, NV Jackson, MS Fort Smith, AR Eugene, OR Amarillo, TX Wichita Falls /
Lawton, TX
Gainesville,
FL
Cheyenne, MY
/ Scottsbluff,
NE
1. Source: BIA data for 2006 market TV ad revenue
($ in millions)
2006 Total Market TV Ad Revenue1
Our secondary Hispanic markets generate a total of approximately
$5.7 billion in TV ad revenues¹

Spokane, WA
RTN
FOX Great Falls, MT
FOX Missoula, MT
FOX Butte, MT
Eugene, OR
RTN
FOX
Marquette, MI
my TV
Burlington, VT
Cheyenne, WY / Scottsbluff, NE
abc
Cheyenne, WY / Scottsbluff, NE
RTN
Cedar Rapids, IA
RTN
RTN
Buffalo, NY
RTN
Salt Lake City, UT
Denver, CO
RTN
St. Louis, MO
RTN
my TV
Lexington, KY
Las Vegas, NV
RTN
Springfield, MO
my TV
Ft. Smith, AR
RTN
my TV
my TV
Little Rock, AR
Ft. Smith, AR
RTN
Little Rock, AR
Panama City, FL
RTN

Equity Media Holdings Corporation

22 Broadcast Stations - EBC English Language Affiliates EBC’s portfolio of English language stations includes 1 ABC, 4 Fox, 12 RTN and 5 MyNetworkTV affiliates abc

GREY'S ANATOMY

DESPERATE HOUSEWIVES

FOX

24

American Idol

THE SIMPSONS

RTN

Perry Mason

21 JUMP STREET

my network TV

IFL

LIVE Regis Kelly
&

Equity Media Holdings Corporation

23 Broadcast Stations - EBC Ratings-Proven English Language Programming * * * We are currently acquiring strong syndicated programs to supplement current network line-up

Broadcast Stations - EBC
Our Opportunity in English Language Markets
Our current English language markets generate a total of
approximately $1.3 billion in TV ad revenues¹
1. Source: BIA data for 2006 market TV ad revenue
2006 Total Market TV Ad Revenue1
$53
$47
$45
$35
$34
$30
$16
$15
$12
$9
$9
$8
$160
$93
$77
$71
$238
$337
$-
$25
$50
$75
Denver, CO Las Vegas, NV Salt Lake
City, UT
Buffalo, NY Little Rock,
AR
Lexington,
KY
Spokane, WA Springfield,
MO
Cedar
Rapids, IA
Burlington,
VT
Ft. Smith, AR Eugene, OR Panama
City, FL
Missoula, MT Marquette,
MI
Butte, MT Cheyenne,
WY /
Scottsbluff,
NE
Great Falls,
MT
($ in millions)

Broadcast Stations - EBC
Growth Drivers Summary
Focus on driving sales to capture appropriate market share in our rapidly growing Spanish language markets
Capture appropriate market share for English language stations in early stages of development
Drive revenue growth by improving station level controls, hiring key experienced personnel and adding / upgrading syndicated programming
Continue to expand the Univision franchise in new emerging Hispanic markets
Divest non-core English language stations and re-deploy proceeds into higher
ROIC¹
initiatives
Strategic acquisitions in major metro markets or markets with a major affiliate such as ABC, CBS, Fox, NBC, or Univision
Leverage the C.A.S.H. system’s low cost competitive advantage in pursuing station acquisitions
1. Note: ROIC = return on invested capital

SPECTRUM HOLDINGS

Spectrum Holdings
Mission Statement
Our goal is to create
Our goal is to create
a commercial platform
a commercial platform
for Equity Media’s digital facilities …
for Equity Media’s digital facilities …
in order to become
in order to become
a leading provider of spectrum
a leading provider of spectrum
for wireless data transmission …
for wireless data transmission …
for a wide range of clients
for a wide range of clients
including telecom companies
including telecom companies
and wireless electronic device makers.
and wireless electronic device makers.

Spectrum Holdings
Monetization and Development
Equity Media has accumulated one of the largest portfolios of broadcast spectrum in the U.S. in anticipation of potential growth in digital television broadcasts and other uses
In August 2006, the FCC conducted the advanced wireless auction which provided updated pricing comparables for spectrum sold to
telecommunications, satellite and cable service providers
Top 10 Owners by Number of Stations Owned
1
FCC Advanced Wireless Auction
in August 2006³
Number of Average
Type of License Licenses $/Mhz/POP
Regional Licenses                   36 $           0.66
Economic Areas                 352 $           0.44
Cellular Market Areas                 734 $           0.37
Overall Average             1,122 $           0.52
1. Source: BIA Financial Network
2. Note: BIA had a station count of 117 stations when the table was produced vs. Equity Media’s current station count of 121 (includes 2 New York City stations under contract)
3. Source: RCR Wireless News http://www.rcrnews.com
Top Owners # Stations
MS Communications LLC 274
Equity Media Holdings Corporation 121
(2)
Three Angels Bcstg Network Inc 98
Venture Technologies Group LLC 90
Townsend, Charles C, III 79
Silberman, Mark 76
Ion Media Networks Inc 68
Univision 64
Pappas Telecasting Companies 62
Daystar Television Network 61

Spectrum Holdings
Monetization and Development (Cont’d)
Each Equity Media station is 6 MHz and is located in the 480-680 MHz band
Our spectrum adjoins the 700 MHz band and offers similar propagation characteristics
FCC has plans for an upcoming auction of spectrum in the 700 MHz band which is the upper section of the TV spectrum
The airwaves to be sold in the 700 MHz band are considered valuable because they can travel long distances and penetrate walls
700 MHz can reach deep inside buildings¹
Travels 2-3 times further than higher frequencies such as 1600 MHz or 1700
MHz¹
The auction is expected to raise $15 billion for the government and it is the last opportunity to buy a significant amount of spectrum²
Auction is expected to attract a large number of new entrants such as cable TV operators, entertainment companies, and venture capital-backed companies³
On July 20, 2007, Google announced plans to participate in the auction
Wireless high speed internet has the potential to be a competitive alternative to both
DSL and Cable. In rural areas, 700 MHz should offer a more affordable solution³
1. Source: Business Wire article “Aloha Partners Establishes New Subsidiary, Hiwire, to Deliver Broadcast Mobile TV using 700 MHz Spectrum in Las Vegas”
2. Source: Wall Street Journal article “FCC Auction Rules Could Redraw Map of Wireless Sector
3. Source: Aloha Partners’ White Paper submitted to the Committee on Energy and Commerce (U.S. House of Representatives) dated April 18, 2005

30 Spectrum Holdings 2nd Largest Owner of TV Spectrum Primary Channel Multicast 1 Multicast 2 Multicast 3 Multicast 4 7.3 mbits 3 mbits 3 mbits 3 mbits 3 mbits

Spectrum Holdings
A Second Business
Equity Media anticipates that it will supplement its revenues by monetizing its significant spectrum portfolio through joint-ventures, leasing or sub-licensing to telecoms and new media companies
Compelling fundamentals
Over the past 8 years, use of wireless minutes has increased over 18 fold, number of customers has increased over 400%, and wireless data revenues have increased from under $100 million to over $4 billion¹
Digital spectrum potential for launching new television networks and services through multicasting
Other potential uses for spectrum
WiMax
Data transmission
Video-on-demand
New broadcast channels specifically designed for digital carriage
Mobile broadcasting for wireless carriers and consumer electronic device makers
Offerings include television, music, datacasting and interactive entertainment
1. Source: Aloha Partners’ White Paper submitted to the Committee on Energy and Commerce (U.S. House of Representatives) dated April 18, 2005

BROADCAST SERVICES

Broadcast Services
Mission Statement
Our goal is to capitalize on our
Our goal is to capitalize on our
technological expertise …
technological expertise …
and through the C.A.S.H. system’s low cost
and through the C.A.S.H. system’s low cost
operational structure …
operational structure …
launch digital channels,
launch digital channels,
such as the Retro Television Network
such as the Retro Television Network
and
and
provide services to third party clients.
provide services to third party clients.

Broadcast Services
Investment Highlights
Equity Media is using its nationwide distribution platform capability, spectrum and proprietary technology to launch new networks
Digital TV (“DTV”) allows broadcasters to launch multiple channels as well as non-television services
Broadcasters are seeking a content solution for their excess digital channels
Equity Media’s C.A.S.H. system provides this solution
Capability to launch localized network feeds in all 210 U.S. TV markets and internationally
Retro Television Network (“RTN”) is a wholly owned subsidiary and will be the first network of its kind when launched in the Fall season
RTN takes the best of Viacom’s TV Land, cable’s only 24-hour classic TV network and improves the concept through the following added benefits
Local news, sports and weather
Strong locally customized programming / local promotional partner
Over-the-air coverage
23% of U.S. TV sets are not connected to cable or satellite TV
1
1. Source: Leichtman Research Group

Broadcast Services
C.A.S.H. System
The C.A.S.H. system is a proprietary (patent-pending), digital satellite uplink system that feeds programming to affiliates and cable systems from Equity Media's centralized master control facility
C.A.S.H. manages accounting, spot inventory, promotion and production functions
Central-casting replaces the need for master control operations at the local stations, and reduces the need for local engineers and traffic personnel
Unique benefits of the C.A.S.H. system:
Enables customized programming feeds for each local market
Scalability to service all 210 U.S. TV markets and international markets
Ability to manage stations, nationally or internationally
Lower capex and operating costs
Savings of $1-2 million per station in capex related to building each local master control facility
Increased cable penetration
End Users
Equity Media’s
Master Control
(Little Rock, AR)
Satellite
Broadcast Customers
MUX ¹
1. Note: MUX = Remultiplexer

Broadcast Services
Retro Television Network
Created by local broadcasters for local broadcasters
Retro Television Network (“RTN”) is an exciting new emerging broadcast network
RTN is a 24 hours per day, 7 days per week network
Programmed with ratings-proven classic shows that have aired on the networks
Giving the audience
“Primetime all the Time”
Each RTN affiliate receives a locally customized feed and has access to centralized traffic and billing

Hawaii
Five-0

Perry
Mason

Laverne and Shirley

GUNSMOKE

MISSION IMPOSSIBLE

Equity Media Holdings Corporation

Broadcast Services
RTN – Ratings-Proven Programming
Programming agreement with CBS
CBS agreement provides RTN with unique access to one of the largest content libraries at fixed rates over the next five years
RTN can essentially “pay as it grows”
RTN’s programming is comprised of primetime hits, proving its enormous appeal
Agreement with CBS until 2012 to supply a minimum of 55 hours a week of programming per market
and many more

Equity Media Holdings Corporation

RTN

HUNTER

21
JUMPSTREET

The Greatest American Hero

A fugitive ex-cop
is on the run from the law
but still fighting for justice.
RENEGADE

Equity Media Holdings Corporation

38 Broadcast Services RTN - Additional Programming In addition, RTN continues to acquire hit shows through other distributors such as Stephen J. Cannell

Broadcast Services
RTN - Highlights
Hired Mark Dvornik, former CBS Paramount Executive Vice President and
General Sales Manager for Domestic Television.  Mr. Dvornik is a 21-year veteran of CBS and Paramount Pictures Television
Equity Media has made capital investments in RTN’s technical infrastructure to achieve its desired scalability objectives
Currently in discussions with the top broadcasting groups in the industry
Broadcasters tell us that they like the RTN model because it is unique and the look and feel can be customized for each local market
RTN re-creates the “full day / 24/7” network concept that made CBS, NBC and
ABC successful
Leveraging high quality network programming, RTN partners with the local broadcast affiliate, giving RTN more than 50% of the local available airtime in exchange for a locally customized 24-hour network feed

FINANCIAL OVERVIEW

Financial Overview
Summary of Company Value
1. Source: Appraisal performed by Holt Media.  For further details, please refer to CPAC’s Form 424B3 as filed with the SEC on March 19, 2007
2. Note: Enterprise value = market capitalization as of August 9, 2007 + net debt as of March 31, 2007
$350
$189
$40
$-
$250
$500
$750
$1,000
Appraisal as of April 2006 (1) Enterprise Value as of August 9,
2007 (2)
C.A.S.H.
System
Spanish and
English
Language
Stations
($ in millions)
1.
Financial Goals
for
Broadcast Stations
2.
Launch of RTN
3.
Leveraging
the C.A.S.H. system
4.
Monetization of spectrum
RTN
Value not included
in appraisal
Spectrum Holdings
Value not included
in appraisal
* Value Opportunities *

Financial Overview
Accomplishments Since NASDAQ Listing (April 2007)
June 22, 2007 - $9 million private placement
Led by Henry Luken, Chairman of the Board, and W. Thorpe McKenzie, a
private investor
Units sold at a price of $6.40 per unit
Based Equity Media’s closing prices for its common stock ($4.30) and warrants ($0.61) on the closing date of the placement, the investment closed at a 16% premium to market
August 8, 2007 – Entered into a Purchase Agreement to acquire two New York
City Stations providing Equity Media with coverage in the nation’s #1 television market
1 Class A station and 1 low power station
Purchase price of $8 million; $6 million in cash and $2 million note
Entered into an affiliation agreement with Viacom’s MTV Tr3s to be their
New York Affiliate

Financial Overview
Accomplishments Since NASDAQ Listing (April 2007)
(Cont’d)
August 13, 2007 – RTN formally announced it has added 7 new station affiliates, adding to the 17 existing RTN affiliates as it prepares to launch the 2007 – 2008 season
San Francisco, CA
Pittsburgh, PA
Raleigh-Durham, NC
Albany, NY
Green Bay, WI
Reno, NV
Rapid City, SD

Financial Overview
Three Year Outlook
’07 / ’08 ’08 / ’09 ’09 / ’10
Broadcast
Station
Group
Strategic plan and
hiring of world class
management
Sell non-core assets
and acquire new
stations with positive
cash flow
Acquire content
properties and stations
in new markets
Spectrum
Holdings
Division
Continue building
digital spectrum
Complete digital
build-out
Spectrum monetization
Broadcast
Services
Division
Launch RTN with goal
of 25 affiliates by year
end
Add 50 RTN affiliates
Finish RTN build-out
and launch additional
networks
Financial
Structure
Debt refinancing
Exercise Warrants
Exercise warrants /
invest warrant
proceeds
Potential
secondary offering
and re-financing